SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
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[ ]	Definitive Additional Materials
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Neuberger Berman California Intermediate Municipal Fund Inc. Neuberger Berman Intermediate Municipal Fund Inc. Neuberger Berman New York Intermediate Municipal Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
______________________________

NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 29, 2011
______________________________

June 9, 2011

Dear Stockholder:

     NOTICE IS HEREBY GIVEN that a Joint Annual Meeting of Stockholders (“Meeting”) of each of Neuberger Berman California Intermediate Municipal Fund Inc. (NYSE Amex: NBW), Neuberger Berman Intermediate Municipal Fund Inc. (NYSE Amex: NBH) and Neuberger Berman New York Intermediate Municipal Fund Inc. (NYSE Amex: NBO) (each, a “Fund” and collectively, the “Funds”) will be held on June 29, 2011, at 4:00 p.m. Eastern time, at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, for the following purposes:

(1)	To elect seven Directors as outlined below:

(a)
Five Class III Directors, Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Candace L. Straight and Joseph V. Amato, to be elected by the holders of common stock and preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2014, or until their successors are elected and qualified;

(b)
One Class III Director, Howard A. Mileaf, to be elected by the holders of preferred stock, voting as a single class, such Director to serve until the annual meeting of stockholders in 2014, or until his successor is elected and qualified; and

(c)
One Class II Director, John Cannon, to be elected by the holders of preferred stock, voting as a single class, such Director to serve until the annual meeting of stockholders in 2013, or until his successor is elected and qualified.

(2)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on May 27, 2011 (“Record Date”). If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s). If you have any questions about the proposal or the voting instructions, please call 877-461-1899. The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or directors of the Funds may be voted on only in person or by written proxy.

     Each Fund will admit to the Meeting: (1) all stockholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting, please call 877-461-1899.

     Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted. If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies. If you own stock of more than one Fund, you must submit separate proxy card(s) for each Fund in which you own shares.

     Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on June 29, 2011: This Notice and the Proxy Statement are available on the Internet at www.proxyvote.com.

By order of each Board,

Claudia A. Brandon
Secretary
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
____________________

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this Proxy Statement are either service marks or registered service marks of Neuberger Berman Management LLC. ©2011 Neuberger Berman Management LLC. All rights reserved.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES OF STOCK YOU OWN.

PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

     You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

     Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s).

     To avoid the additional expense to the Funds of further solicitation, we ask your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

605 Third Avenue
New York, New York 10158-0180
800-877-9700
______________________________

PROXY STATEMENT
______________________________

For the Joint Annual Meeting of Stockholders
to be held on June 29, 2011

INTRODUCTION

     This Proxy Statement is furnished to the stockholders of each of Neuberger Berman California Intermediate Municipal Fund Inc. (NYSE Amex: NBW), Neuberger Berman Intermediate Municipal Fund Inc. (NYSE Amex: NBH) and Neuberger Berman New York Intermediate Municipal Fund Inc. (NYSE Amex: NBO) (each, a “Fund” and collectively, the “Funds”) by the Board of Directors of each respective Fund (each, a “Board” and collectively, the “Boards”) in connection with the solicitation of stockholder votes by proxy to be voted at the Annual Meeting of Stockholders (“Meeting”), or any adjournments or postponements thereof, to be held jointly on June 29, 2011, at 4:00 p.m. Eastern time at the offices of Neuberger Berman LLC (“NB LLC”), 605 Third Avenue, 41st Floor, New York, New York 10158-3698. It is expected that the Notice of Joint Annual Meeting, this Proxy Statement and form of proxy first will be mailed to stockholders on or about June 9, 2011. At the Meeting, common and preferred stockholders of each Fund will be asked to consider and act upon the following:

(1)	To elect seven Directors as outlined below:

(a)
Five Class III Directors, Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Candace L. Straight and Joseph V. Amato, to be elected by the holders of common stock and preferred stock, voting together as a single class, such Directors to serve until the annual meeting of stockholders in 2014, or until their successors are elected and qualified;

(b)
One Class III Director, Howard A. Mileaf, to be elected by the holders of preferred stock, voting as a single class, such Director to serve until the annual meeting of stockholders in 2014, or until his successor is elected and qualified; and

(c)
One Class II Director, John Cannon, to be elected by the holders of preferred stock, voting as a single class, such Director to serve until the annual meeting of stockholders in 2013, or until his successor is elected and qualified; and

(2)	To consider and act upon any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     Stockholders of record or beneficial owners as of the record date of each Fund may obtain a free copy of the annual report for the fiscal year ended October 31, 2010, which includes audited financial statements for the Fund, by writing Neuberger Berman Management LLC (“NB Management”) at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180, or by calling toll free 877-461-1899.

     Stockholders may send communications that they would like to direct to a Board of Directors or to an individual director of a Fund to the attention of Chamaine Williams, Chief Compliance Officer (“CCO”) of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, New York, 10158-0180. Each Board has directed Ms. Williams to send such communications to the chairperson of the applicable Fund’s Ethics and Compliance Committee. Nominee recommendations and stockholder proposals should be directed to the attention of Claudia A. Brandon, Secretary of the Funds, Neuberger Berman Funds, 605 Third Avenue, 21st Floor, New York, New York, 10158-0180 as described in this Proxy Statement under “Proposal 1: Election of Directors—Information Regarding Each Fund’s Process for Nominating Director Candidates” and “General Information—Stockholder Proposals.”

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Board is divided into three classes (Class I, Class II and Class III). Except for John Cannon (as discussed below), the terms of office of Class I, Class II and Class III Directors will expire at the annual meeting of stockholders held in 2012, 2013 and 2011, respectively, and at each third annual meeting of stockholders thereafter. Each Director shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The classification of each Fund’s Directors helps to promote the continuity and stability of each Fund’s management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.

     Holders of each Fund’s preferred stock are entitled, as a class, to the exclusion of the holders of all other classes of stock of the Fund, to elect two Directors of the Fund (regardless of the total number of Directors serving on the Board). These Directors are Class II and Class III Directors. Both Directors are nominees to be considered at the Meeting.

     The term of each current Class III Director expires at the Meeting, but each expressed his or her willingness to serve another term as Director of the Funds if nominated by the respective Boards. At each Fund’s 2010 annual meetings, there was not a quorum for the preferred stock and so the preferred stockholders represented at the meetings could not vote on the election of Class II Director John Cannon. As a result, John Cannon holds his current term until such time as a successor is elected and qualifies or until his earlier death, resignation or removal. John Cannon has expressed his willingness to serve another term as Director of the Funds if nominated by the respective Boards.

     The Governance and Nominating Committee of each Fund reviewed the qualifications, experience and background of each Class III incumbent Director and Class II incumbent Director John Cannon. Based upon this review and consideration, each Committee determined that nominating the incumbent Class III Directors and incumbent Class II Director John Cannon would be in the best interests of its Fund’s stockholders. Each Board believes that the incumbents are well suited for service on the Board due to their familiarity with the Fund as a result of their prior service as Directors, their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

     The Boards received the recommendations of the Governance and Nominating Committees. After discussion and consideration of, among other things, the backgrounds and experience of the incumbents, each Board, or a committee to which each Board delegated authority, voted to nominate Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward I. O’Brien, Candace L. Straight and Joseph V. Amato for election as Class III Directors with terms expiring in 2014 and John Cannon for election as a Class II Director with a term expiring in 2013. Each Fund has a policy that at least three quarters of all Directors be Independent Directors.

Independent Directors are those who are not associated with the Funds’ investment manager or sub-adviser or their affiliates, or with any broker-dealer used by the Funds, the investment manager or the sub-adviser in the past six months.

     It is the intention of the persons named on the enclosed proxy card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. Each Board has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

     None of the Directors are related to any other. The following tables set forth certain information regarding each Director of the Funds.

INFORMATION REGARDING NOMINEES FOR ELECTION

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	43
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007.

			Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Robert A. Kavesh (1927)	Director since 2002	Retired, since 2002; Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	43
Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., (public company), 1972 to 1986.

Howard A. Mileaf (1937)	Director since 2002	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	43
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Edward I. O’Brien (1928)	Director since 2002	Private investor; formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	43	Formerly, Director, Legg Mason, Inc. (financial services holding company), 1993 to July 2008; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	43
Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Director since 2009
President and Director, Neuberger Berman Group LLC, since 2009; President, Chief Executive Officer, NB LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, NB LLC, since 2009; Chief Investment Officer (Equities) and Managing Director, NB Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC (“NBFI”), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers’ Investment Management Division, 2006 to 2009; formerly, member of Lehman Brothers’ Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
43
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
CLASS II
Independent Directors
John Cannon (1930)	Director since 2002	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	43
Formerly, Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, 1992 to 2009.

INFORMATION REGARDING DIRECTORS
WHOSE CURRENT TERMS CONTINUE

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
CLASS I
Independent Directors
Faith Colish (1935)	Director since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	43	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

			Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison, July 2002 to October 2010; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	43
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Cornelius T. Ryan (1931)	Director since 2002	General Partner and Adviser, TD2, TD3, and TOF1 Healthcare Venture Capital Partnerships; formerly, Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation, 1981 to 2010.	43
Trustee, Norwalk Hospital Foundation, since 2000; Director, Supply Pro (privately held company), since 2008; formerly, Trustee, Norwalk Hospital, 1995 to 2004; formerly, President and Director, Randolph Computer Corp., 1966 to 1984; formerly, Director of numerous privately held portfolio companies of Oxford Partners and Oxford Bioscience Partners, 1981 to 2005.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	43	None.

			Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Director who is an “Interested Person”
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President, 2002 to 2008	Managing Director, NB LLC, since 2007; formerly, Senior Vice President, NB LLC, 2003 to 2006; formerly, Vice President, NB LLC, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.	43	Chairman of the Board, Staten Island Mental Health Society since 2008.
CLASS II
Independent Directors
C. Anne Harvey (1937)	Director since 2002	President, C.A. Harvey Associates, since October 2001; formerly, Director, AARP, 1978 to December 2001.	43
Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to 2002.

George W. Morriss (1947)	Director since 2007	Retired; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	43	Manager, Larch Lane Multi-Strategy Fund complex (which currently consists of three funds), since 2006; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; Lead Independent Director, 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	43
Director, H&R Block, Inc. (financial services company), since May 2001; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Number of
	Position(2) with		Portfolios
	the Fund		in Fund
Name,	and Length		Complex	Other Directorships Held
(Year of Birth)	of Time		Overseen by	Outside Fund Complex by
and Address(1)	Served	Principal Occupation(s)(3)	Director	Director
Director who is an “Interested Person”
Jack L. Rivkin* (1940)	Director since 2002; formerly, President, 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, NB LLC, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, NB LLC, December 2002 to 2005; formerly, Director and Chairman, NB Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
43
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Each Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2012, 2013 and 2011, respectively, and at each third annual meeting of stockholders thereafter (Class II Director John Cannon holds his current term until such time as a successor is elected and qualified or until his earlier death, resignation or removal).

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years. References to NB Management include its predecessors in interest.

*
Indicates a Director who is an “interested person” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Joseph Amato and Robert Conti are interested persons of each Fund by virtue of the fact that each is an officer of NB Management, NB LLC and/or their affiliates. Jack Rivkin may be deemed an interested person of each Fund by virtue of the fact that, until August 2008, he was a director of NB Management and an officer of NB LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, Section 30(h) of the 1940 Act and SEC regulations thereunder, certain of each Fund’s officers and each Fund’s Directors and portfolio managers, persons owning more than 10% of each Fund’s common stock and certain officers and directors of the Funds’ investment manager and sub-adviser are required to report their transactions in each Fund’s stock to the SEC and the NYSE Amex. Based solely on the review by each Fund of the copies of such reports received by each Fund, each Fund believes that, during its fiscal year ended October 31, 2010, other than as described below, all filing requirements applicable to such persons were met. Neuberger Berman Group LLC filed an Initial Statement of Beneficial Ownership of Securities on Form 3 for each Fund after the required time period. The late filing did not relate to any transactions in Fund shares. In addition, Bank of America Corporation filed a Statement of Changes in Beneficial Ownership on Form 4 on March 18, 2011, after the required time period, for each of Neuberger Berman California Intermediate Municipal Fund Inc. and Neuberger Berman Intermediate Municipal Fund Inc. reporting seven transactions and two transactions, respectively, that occurred during each Fund’s fiscal year ended October 31, 2010.

Additional Information About Directors

     In nominating each candidate to serve, each Board was generally aware of each Director’s skills, experience, judgment, analytical ability, intelligence, common sense, previous profit and not-for-profit board membership and, for each Independent Director, their demonstrated willingness to take an independent and questioning stance toward management. Each Director also now has considerable familiarity with the Funds, their investment manager, sub-adviser and administrator, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company directors as a result of his or her substantial prior service as a Director of the Funds. No particular qualification, experience or background establishes the basis for any Director’s position on the Boards and the Governance and Nominating Committee and individual Board members may have attributed different weights to the various factors.

     In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Director, the following provides further information about the qualifications and experience of each Director.

     Independent Directors

     John Cannon: Mr. Cannon has experience in senior management of registered investment advisers and a mutual fund group. He has served as a member of the boards of other mutual funds. He has served as a Director for multiple years.

     Faith Colish: Ms. Colish has experience as an attorney practicing securities law with the SEC and in private practice, with a focus on broker-dealer and investment management matters and matters of regulatory compliance under the securities laws. She has also served as in-house counsel to an investment advisory firm that managed mutual funds and a fund industry trade organization. She has served as a member of the board of a not-for-profit membership corporation involving oversight of a substantial investment program. She has served as a Director for multiple years.

     Martha C. Goss: Ms. Goss has experience as chief operating and financial officer of an insurance holding company. She has experience as an investment professional and head of an investment unit for a major insurance company and experience as the Chief Financial Officer of two consulting firms. She has experience managing a personal investment vehicle. She has served as a member of the boards of various profit and not-for-profit organizations and a university. She has served as a Director for multiple years.

     C. Anne Harvey: Ms. Harvey has experience in senior management of a major not-for-profit membership organization. She has served as a member of the advisory board of a not-for-profit organization. She has served as a member of an advisory committee to the board of the New York Stock Exchange (“NYSE”). She has served as a Director for multiple years.

     Robert A. Kavesh: Dr. Kavesh has academic experience as a professor of finance and economics. He has experience in senior management of an academic association focused on financial economics. He has served as a member of the boards of various profit and not-for-profit organizations including a bank and a public company. He has served as a Director for multiple years.

     Michael M. Knetter: Dr. Knetter has organizational management experience as a dean of a major university business school and as President and CEO of a not-for-profit university foundation. He has academic experience as a professor of international economics. He has served as a member of the boards of various profit organizations and another mutual fund. He has served as a Director for multiple years.

     Howard A. Mileaf: Mr. Mileaf is a CPA and an attorney with experience in senior management and as general counsel of an industrial corporation and an industrial holding company. He has accounting and management experience at a major accounting firm. He has served as a member of the boards of various profit and not-for-profit organizations. He has served as a Director for multiple years.

     George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has an advanced degree in finance. He has served as a member of the board of funds of hedge funds. He has served as a Director for multiple years.

     Edward I. O’Brien: Mr. O’Brien has experience in senior management of an investment adviser. He has experience as a securities industry’s representative in government relations and regulatory matters at the federal and state levels. He has served as a member of the boards of financial services companies. He has served as a Director for multiple years.

     Cornelius T. Ryan: Mr. Ryan has experience as a general partner and adviser of various healthcare venture capital partnerships. He has experience as a founder and president of a substantial venture capital investing firm. He has served as a member of the boards of a foundation, hospital and various privately and publicly held companies. He has served as a Director for multiple years.

     Tom D. Seip: Mr. Seip has experience in senior management and as chief executive officer and director of a financial services company overseeing other mutual funds and brokerage. He has experience as director of an asset management company. He has experience in management of a private investment partnership. He has served as a Director for multiple years and as Independent Chair and/or Lead Independent Director of the Fund Boards.

     Candace L. Straight: Ms. Straight has experience as a private investor and consultant in the insurance industry. She has experience in senior management of a global private equity investment firm. She has served as a member of the boards of various profit companies. She has served as a Director for multiple years.

     Peter P. Trapp: Mr. Trapp has experience in senior management of a credit company and several insurance companies. He has served as a member of the board of other mutual funds. He has served as a Director for multiple years.

     Directors who are “Interested Persons”

     Joseph V. Amato: Mr. Amato has investment management experience as an executive with Neuberger Berman and another financial services firm. He serves as Neuberger Berman’s Chief Investment Officer for equity investments. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a major university business school. He has served as a Director for multiple years.

     Robert Conti: Mr. Conti has investment management experience as an executive with Neuberger Berman. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served as a member of the board of a not-for-profit organization. He has served as a Director for multiple years.

     Jack L. Rivkin: Mr. Rivkin has extensive investment research and investment management experience as a chief investment officer and executive with Neuberger Berman and other financial service companies. He has experience in leadership roles within Neuberger Berman and its affiliated entities. He has served on the boards of various private companies. He serves on the board of a not-for-profit educational forum for the investment community. He has served as a Director for multiple years. He previously served as Chief Investment Officer of Neuberger Berman.

Board of Directors and Committee Meetings

     Each Board met six times during the fiscal year ended October 31, 2010. During the fiscal year ended October 31, 2010, each Director attended at least 75% of (i) the total number of meetings of each Board (held during the period for which he or she has been a Director) and (ii) the total number of meetings held by all committees of each Board on which he or she served (held during the period for which he or she has been a Director).

     The Boards are responsible for managing the business and affairs of the Funds. Among other things, each Board generally oversees the portfolio management of its Fund and reviews and approves its Fund’s investment management and sub-advisory agreements and other principal contracts.

     Each Board has appointed an Independent Director to serve in the role of Chairman of the Board. The Chair’s primary responsibilities are (i) to participate in the preparation of the agenda for meetings of the Board and in the identification of information to be presented to the Board; (ii) to preside at all meetings of the Board; (iii) to act as the Board’s liaison with management between meetings of the Board; and (iv) to act as the primary contact for board communications. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the respective Fund’s Articles of Incorporation or By-laws, the designation as Chair does not impose on such Independent Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

     As described below, each Board has an established committee structure through which the Boards consider and address important matters involving the Funds, including those identified as presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by experienced independent legal counsel knowledgeable in matters of investment company regulation. Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Independent Chair and its committee structure, is appropriate in light of, among other factors, the asset size of the fund complex overseen by the Board, the nature and number of funds overseen by the Board, the number of Directors, the range of experience represented on the Board, and the Board’s responsibilities.

     The Boards do not have a standing compensation committee although the Governance and Nominating Committees do consider and make recommendations relating to Independent Director compensation to the Boards.

     Audit Committee. The purposes of each Fund’s Audit Committee are (a) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the accounting and financial reporting processes of the Fund and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of service providers; (b) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) in accordance with exchange requirements and Rule 32a-4 under the 1940 Act, to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent registered public accounting firm; (e) to act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (f) to prepare an audit committee report as required by Item 407 of Regulation S-K to be included in proxy statements relating to the election of directors. The independent registered public accounting firm for each Fund shall report directly to the Audit Committee. Each Fund has adopted a written charter for its Audit Committee. The charter of each Audit Committee is available on NB Management’s website at www.nb.com. The Audit Committee of each Fund has delegated the authority to grant pre-approval of permissible non-audit services and all audit, review or attest engagements of the Fund’s independent registered public accounting firm to each member of the Committee between meetings of the Committee.

     The Audit Committee of each Fund is composed entirely of Independent Directors who are also considered independent under the listing standards applicable to each Fund. For each Fund, its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Edward I. O’Brien, Cornelius T. Ryan, Tom D. Seip, and Candace L. Straight. The Report of each Audit Committee relating to the audit of Fund financial statements for the fiscal year ended October 31, 2010 is attached hereto as Exhibit A. During the fiscal year ended October 31, 2010, the Committee of each Fund met six times.

     Closed-End Funds Committee. Each Fund’s Closed-End Funds Committee is responsible for consideration and evaluation of issues specific to such Fund. For each Fund, its members are John Cannon, Howard A. Mileaf, George W. Morriss

(Vice Chair), Edward I. O’Brien and Jack L. Rivkin (Chair). All members other than Jack Rivkin are Independent Directors. During the fiscal year ended October 31, 2010, the Committee of each Fund met seven times.

     Contract Review Committee. The Contract Review Committee of each Fund is responsible for overseeing and guiding the process by which the Independent Directors annually consider whether to continue each Fund’s principal contractual arrangements. For each Fund, its members are Faith Colish, Martha C. Goss, Howard A. Mileaf (Vice Chair), Candace L. Straight (Chair) and Peter P. Trapp. All members are Independent Directors. During the fiscal year ended October 31, 2010, the Committee of each Fund met six times.

     Ethics and Compliance Committee. The Ethics and Compliance Committee of each Fund generally oversees: (a) each Fund’s program for compliance with Rule 38a-1 under the 1940 Act and the Fund’s implementation and enforcement of its compliance policies and procedures; (b) compliance with each Fund’s Code of Ethics (which restricts the personal securities transactions, including transactions in Fund shares, of employees, officers, and Directors); and (c) the activities of the Fund’s CCO. The Committee shall not assume oversight duties to the extent that such duties have been assigned by a Board expressly to another Committee of the Board (such as oversight of internal controls over financial reporting, which has been assigned to the Audit Committee). The Committee’s primary function is oversight. Each investment manager, sub-adviser, administrator and transfer agent (collectively, “Service Providers”) is responsible for its own compliance with the federal securities laws and for devising, implementing, maintaining and updating appropriate policies, procedures and codes of ethics to ensure compliance with applicable laws and regulations. The CCO is responsible for administering each Fund’s Compliance Program, including devising and implementing appropriate methods of testing compliance by the Fund and its Service Providers. For each Fund, its members are John Cannon (Chair), Faith Colish, C. Anne Harvey, Howard A. Mileaf (Vice Chair) and Cornelius T. Ryan. All members are Independent Directors. The Boards will receive at least annually a report on the compliance programs of the Funds and Service Providers and the required annual reports on the administration of the Codes of Ethics and the required annual certifications from each Fund, NB Management and NB LLC. During the fiscal year ended October 31, 2010, the Committee of each Fund met five times.

     Executive Committee. The Executive Committee of each Fund is responsible for acting in an emergency when a quorum of the Board is not available; each Committee has all the powers of the Board when the Board is not in session to the extent permitted by Maryland law. For each Fund, its members are Faith Colish, Robert Conti (Vice Chair), George W. Morriss, Tom D. Seip (Chair) and Candace L. Straight. All members except for Robert Conti are Independent Directors. During the fiscal year ended October 31, 2010, the Committee of each Fund did not meet.

     Governance and Nominating Committee. The Governance and Nominating Committee of each Fund is responsible for: (a) considering and evaluating the structure, composition and operation of that Board and each committee thereof, including the operation of the annual self-evaluation by the Board; (b) evaluating and nominating individuals to serve as Directors, including as Independent Directors, as members of committees, as Chair of the Board and as officers of the Fund; and (c) considering and making recommendations relating to the compensation of Independent Directors and of those officers (except the CCO) as to whom the Board is charged with approving compensation. The selection and nomination of candidates to serve as independent directors is committed to the discretion of the current Independent Directors. Each Committee met to discuss matters relating to the nomination of Class III Directors and Class II Director John Cannon with respect to each Fund. For each Fund, its members are Martha C. Goss (Vice Chair), C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter (Chair), and Tom D. Seip. All members are Independent Directors and are not “interested parties” of the Funds as defined in section 2(a)(19) of the 1940 Act. During the fiscal year ended October 31, 2010, the Committee of each Fund met three times.

     Investment Performance Committee. The Investment Performance Committee of each Fund is responsible for overseeing and guiding the process by which the Board reviews Fund performance and interfacing with management personnel responsible for investment risk management. Its members are Joseph V. Amato, Martha C. Goss, Robert A. Kavesh, George W. Morriss, Edward I. O’Brien, Jack L. Rivkin (Vice Chair), Cornelius T. Ryan and Peter P. Trapp (Chair). All members except for Joseph Amato and Jack Rivkin are Independent Directors. During the fiscal year ended October 31, 2010, the Committee of each Fund met four times.

     Portfolio Transactions and Pricing Committee. The Portfolio Transactions and Pricing Committee of each Fund (a) generally monitors the operation of policies and procedures reasonably designed to ensure that each portfolio holding is valued in an appropriate and timely manner, reflecting information known to the investment manager about current market conditions (“Pricing Procedures”); (b) considers and evaluates, and recommends to the Board when the Committee deems it appropriate, amendments to the Pricing Procedures proposed by management, counsel, the independent registered public accounting firm and others; (c) from time to time, as required or permitted by the Pricing Procedures, establishes or ratifies a method of determining the fair value of portfolio securities for which market prices are not readily available; (d) generally oversees the program by which the investment manager seeks to monitor and improve the quality of execution for portfolio transactions; (e) generally oversees the adequacy and fairness of the arrangements for securities lending; in each case with special emphasis on any situations in which a Fund deals with the investment manager or any affiliate of the investment manager as principal or agent; and (f) activities of management personnel responsible for operational risk management.

     The members of the Committee of each Fund are Faith Colish (Chair), C. Anne Harvey, Robert A. Kavesh, Michael M. Knetter (Vice Chair), Jack L. Rivkin, and Candace L. Straight. All members except for Jack Rivkin are Independent Directors. During the fiscal year ended October 31, 2010, the Committee of each Fund met three times.

Risk Management Oversight

     As an integral part of its responsibility for oversight of the Funds in the interests of stockholders, the Boards oversee risk management of the Funds’ administration and operations. The Boards view risk management as an important responsibility of management.

     The Funds face a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Funds. Under the overall supervision of the Boards, the Funds, the Funds’ investment manager, the Funds’ sub-adviser, and the affiliates of the investment manager and the sub-adviser, or other service providers to the Funds, employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks.

     Each Board exercises oversight of the investment manager’s risk management processes primarily through the Board’s committee structure. The various committees, as appropriate, and, at times, the Board, meet periodically with the investment manager’s head of investment risk, head of operational risk, the CCO, the Treasurer, the Chief Investment Officers for equity and for fixed income, the heads of Internal Audit, and the Funds’ independent auditor. The committees review with these individuals, among other things, the design and implementation of risk management strategies in their respective areas, and events and circumstances that have arisen and responses thereto.

     The Boards recognize that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Furthermore, it is in the very nature of certain risks that they can be evaluated only as probabilities, and not as certainties. As a result of the foregoing and other factors, the Boards’ risk management oversight is subject to substantial limitations, and no risk management program can predict the likelihood or seriousness of, or mitigate the effects of, all potential risks.

Information Regarding Each Fund’s Process for Nominating Director Candidates

     Governance and Nominating Committee Charter. A copy of the Governance and Nominating Committee Charter is available to stockholders on NB Management’s website at www.nb.com.

     Stockholder Communications. Each Fund’s Governance and Nominating Committee will consider nominees recommended by stockholders; stockholders may send resumes of recommended persons to the attention of Claudia A. Brandon, Secretary, Neuberger Berman Funds, 605 Third Avenue, 2nd Floor, New York, New York, 10158-0180.

     Nominee Qualifications. The Governance and Nominating Committee of each Fund will consider nominees recommended by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. While there is no formal list of qualifications, the Governance and Nominating Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to a Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Directors, independence from each Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. Each Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which each Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and a Committee’s (or a Board’s) perceptions about future issues and needs. In considering nominees, each Committee also considers the diversity of the Board with respect to professional experience, education, skill, and viewpoint.

     Identifying Nominees. Each Governance and Nominating Committee considers prospective candidates from any reasonable source. Each Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of a Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Committee members would be arranged. If a Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Directors for input.

     Any request by management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Director Attendance At Annual Meetings

     The Funds do not have a policy on Director attendance at the annual meeting of stockholders. For each Fund, one Board member attended the 2010 annual meeting of stockholders.

Ownership of Securities

     Set forth below is the dollar range of equity securities owned by each Director in each Fund and the Neuberger Berman Family of Investment Companies as of December 31, 2010.

Aggregate Dollar
Range of Equity
Securities Owned in all
Registered Investment
Companies Overseen by
Director in Neuberger
Berman Family of
Name of Director	NBW*	NBH*	NBO*	Investment Companies*
Independent Directors
John Cannon	None	None	None	Over $100,000
Faith Colish**	None	$1-$10,000	$1-$10,000	Over $100,000
Martha C. Goss	None	None	None	Over $100,000
C. Anne Harvey	None	None	None	Over $100,000
Robert A. Kavesh	None	None	None	Over $100,000
Michael M. Knetter	None	None	None	Over $100,000
Howard A. Mileaf	None	None	None	Over $100,000
George W. Morriss	None	None	None	Over $100,000
Edward I. O’Brien	None	None	None	Over $100,000
Cornelius T. Ryan	None	None	None	Over $100,000
Tom D. Seip	None	None	None	Over $100,000
Candace L. Straight	None	None	None	Over $100,000
Peter P. Trapp	None	None	None	Over $100,000
Directors who are “Interested Persons”
Robert Conti	None	None	None	Over $100,000
Jack L. Rivkin	None	None	None	Over $100,000
Joseph V. Amato	None	None	None	None

*	Valuation as of December 31, 2010.

**
Ms. Colish owns 100 shares of common stock of each of Neuberger Berman New York Intermediate Municipal Fund Inc. and Neuberger Berman Intermediate Municipal Fund Inc., constituting less than 1% of each Fund’s outstanding shares of common stock.

Independent Directors’ Ownership of Securities

     As of May 27, 2011, no Independent Director (or his/her immediate family members) owned securities of NB Management or NB LLC or securities in an entity controlling, controlled by or under common control with NB Management or NB LLC (not including registered investment companies).

Officers of each Fund

     The following table sets forth certain information regarding the officers of each Fund. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 605 Third Avenue, New York, New York 10158. Officers of each Fund are appointed by the Directors and serve at the pleasure of the Board.

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, NB LLC, since 2006; Deputy General Counsel, NB LLC, since 2004; formerly, Vice President, NB LLC, 2000 to 2005; Anti-Money Laundering Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002
Senior Vice President, NB LLC, since 2007 and Employee since 1999; Senior Vice President, NB Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, NB LLC, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, NB Management, 2000 to 2008; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Vice President, NB LLC, since 2009; Employee, NB Management, since 2003; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator.
Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, NB LLC, since 2009, and Deputy General Counsel and Assistant Secretary, NB LLC, since 2001; Managing Director, NB Management, since 2009, and Secretary and General Counsel, NB Management, since 2004; formerly, Senior Vice President, NB LLC, 2002 to 2009; formerly, Senior Vice President, NB Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, NB LLC, since 2008 and Employee since 1999; formerly, Assistant Vice President, NB LLC, 2007; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, NB LLC, since 2006; formerly, Vice President, NB LLC, 2002 to 2006; Vice President, NB Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, NB LLC, since 2008 and Employee since 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, NB LLC, since 2006; Employee, NB Management, since 1992; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002
Senior Vice President, NB LLC, since 2007; formerly, Vice President, NB LLC, 2004 to 2006; Employee, NB Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which NB Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, NB LLC, since 2006; Employee, NB Management, since 1995; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, NB Management, since 2008; Managing Director, NB LLC, since 2006; formerly, Senior Vice President, NB LLC, 2004 to 2006; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth),	Position and Length of
and Address(1)	Time Served(2)	Principal Occupation(s)(3)
Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, NB LLC, since 2007; Chief Compliance Officer, NB Management, since 2006; Chief Compliance Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-laws of each Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation of Directors

     The following table sets forth information concerning the compensation of the Funds’ Directors. The Funds do not have any pension or retirement plan for their Directors. For the fiscal year ended October 31, 2010, the Directors received the amounts set forth in the following table from each Fund. For the calendar year ended December 31, 2010, the Directors received the compensation set forth in the following table for serving as trustee/director of the funds in the Neuberger Berman fund family. Each officer and Director who is a director, officer or employee of NB Management, NB LLC or any entity controlling, controlled by or under common control with NB Management or NB LLC serves as a Director and/or officer without any compensation from the Funds.

TABLE OF COMPENSATION

		Total Compensation from
	Aggregate	Registered Investment
	Compensation	Companies in the Neuberger
	from each Fund for	Berman Fund Complex Paid
Name and Position	the Fiscal Year Ended	to Directors For Calendar
with each Fund	October 31, 2010	Year Ended December 31, 2010
Independent Directors
John Cannon
Director	$3,574	$160,000
Faith Colish
Director	$3,574	$160,000
Martha C. Goss
Director	$3,350	$150,000
C. Anne Harvey
Director	$3,574	$160,000
Robert A. Kavesh
Director	$3,350	$150,000
Michael M. Knetter
Director	$3,350	$150,000
Howard A. Mileaf
Director	$3,350	$150,000
George W. Morriss
Director	$3,574	$160,000
Edward I. O’Brien
Director	$3,350	$150,000
Cornelius T. Ryan
Director	$3,517	$155,000
Tom D. Seip
Chairman of the Board
and Director	$4,133	$185,000
Candace L. Straight
Director	$3,574	$160,000
Peter P. Trapp
Director	$3,798	$170,000
Directors who are “Interested Persons”
Joseph V. Amato
Director	N/A	N/A
Robert Conti
President, Chief Executive
Officer and Director	N/A	N/A
Jack L. Rivkin
Director	$3,407	$155,000

     For serving as a trustee/director of the funds in the Neuberger Berman fund family, each Independent Director and each Interested Director who is not an employee of NB Management or its affiliates receives an annual retainer of $90,000, paid quarterly, and a fee of $10,000 for each of the six regularly scheduled meetings he or she attends in-person or by telephone. For any additional special in-person or telephonic meeting of a Board, the Governance and Nominating Committee Chair determines whether a fee is warranted. To compensate for the additional time commitment, the Chair of each Committee receives $10,000 per year except the Chair of the Executive Committee. No additional compensation is provided for service on a Board committee. The Non-Executive Chair who is also an Independent Director receives an additional $35,000 per year.

     The Neuberger Berman funds reimburse Independent Directors for their travel and other out-of-pocket expenses related to attendance at Board meetings. The Independent Director compensation is allocated to each fund in the Neuberger Berman fund family based on a method the Board finds reasonable.

Vote Required

     With respect to each Fund, Martha C. Goss, Robert A. Kavesh, Edward I. O’Brien, Candace L. Straight and Joseph V. Amato each must be elected by the holders of a majority of the Fund’s outstanding shares of common stock and preferred stock, voting together. With respect to each Fund, Howard A. Mileaf and John Cannon each must be elected by the holders of a majority of the Fund’s outstanding shares of preferred stock, voting separately from the holders of the shares of common stock.

THE DIRECTORS OF EACH FUND UNANIMOUSLY
RECOMMEND THAT YOU VOTE “FOR” EACH NOMINEE.

INFORMATION ON THE FUNDS’ INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP (“Ernst & Young”) audited the financial statements for the fiscal year ended October 31, 2010 for each Fund. Ernst & Young, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for each Fund and provides audit services, tax compliance services and assistance and consultation in connection with the review of each Fund’s filings with the SEC. In the opinion of each Audit Committee, the services provided by Ernst & Young are compatible with maintaining the independence of the respective Fund’s independent registered public accounting firm. Each Board has selected Ernst & Young as the independent registered public accounting firm for the respective Fund for the fiscal year ending October 31, 2011. Ernst & Young has served as each Fund’s independent registered public accounting firm since the Fund’s inception. Ernst & Young has informed the Funds that it has no material direct or indirect financial interest in any Fund.

     Representatives of Ernst & Young are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRMS

Audit Fees

     The aggregate fees billed by Ernst & Young for the audit of the annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements of the Funds for the fiscal years ended October 31, 2009 and October 31, 2010 are as shown in the table below.

	Audit Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/09	10/31/10
Neuberger Berman California Intermediate Municipal Fund Inc.	$39,250	$39,250
Neuberger Berman Intermediate Municipal Fund Inc.	$39,250	$39,250
Neuberger Berman New York Intermediate Municipal Fund Inc.	$39,250	$39,250

Audit-Related Fees

     The aggregate audit-related fees billed by Ernst & Young for the fiscal years ended October 31, 2009 and October 31, 2010 are as shown in the table below. The nature of the services provided involved agreed-upon procedures relating to the preferred stock.

	Audit-Related Fees
	Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/09	10/31/10
Neuberger Berman California Intermediate Municipal Fund Inc.	$6,500	$6,500
Neuberger Berman Intermediate Municipal Fund Inc.	$6,500	$6,500
Neuberger Berman New York Intermediate Municipal Fund Inc.	$6,500	$6,500

Tax Fees

     The aggregate fees billed by Ernst & Young for the fiscal years ended October 31, 2009 and October 31, 2010 are as shown in the table below. The nature of the services provided comprised tax compliance, tax advice and tax planning.

	Tax Fees Billed
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/09	10/31/10
Neuberger Berman California Intermediate Municipal Fund Inc.	$10,000	$10,000
Neuberger Berman Intermediate Municipal Fund Inc.	$10,000	$10,000
Neuberger Berman New York Intermediate Municipal Fund Inc.	$10,000	$10,000

All Other Fees

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2009 and October 31, 2010 for services provided to the Funds other than those reported in Audit Fees, Audit-Related Fees and Tax Fees, are as shown in the table below.

	All Other Fees
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/09	10/31/10
Neuberger Berman California Intermediate Municipal Fund Inc.	$0	$0
Neuberger Berman Intermediate Municipal Fund Inc.	$0	$0
Neuberger Berman New York Intermediate Municipal Fund Inc.	$0	$0

Non-Audit Fees

     Aggregate fees billed by Ernst & Young during the fiscal years ended October 31, 2009 and October 31, 2010 for non-audit services to the Funds, NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to the Funds are as shown in the table below.

	Aggregated Non-Audit Fees*
	Fiscal Year	Fiscal Year
	Ended	Ended
Fund	10/31/09	10/31/10
Neuberger Berman California Intermediate Municipal Fund Inc.	$116,500	$16,500
Neuberger Berman Intermediate Municipal Fund Inc.	$116,500	$16,500
Neuberger Berman New York Intermediate Municipal Fund Inc.	$116,500	$16,500

*
Because this is a combined proxy statement for multiple Funds, the aggregate total of the fees billed to NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to the Funds is included in each Fund’s Aggregate Non-Audit Fees in this table.

Audit Committees’ Pre-Approval Policies and Procedures

     Each Audit Committee’s pre-approval policies and procedures for its Fund to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

     Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Ernst & Young. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Ernst & Young did not provide any audit-related services, tax services or other non-audit services to NB Management, NB LLC and any entity controlling, controlled by or under common control with NB Management or NB LLC that provides ongoing services to a Fund that the Audit Committees were required to approve pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Each Audit Committee considered whether the provision of non-audit services rendered to NB Management, NB LLC and any entity controlling, controlled by, or under common control with NB Management or NB LLC that provides ongoing services to a Fund that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Fund is compatible with maintaining E&Y’s independence.

GENERAL INFORMATION

Ownership of Shares

     As of May 27, 2011, no Fund knows of any person who owns beneficially more than 5% of its outstanding shares of common stock or preferred stock other than those listed below.

			Amount of
		Name and Address of	Beneficial	Percent
Fund	Class	Beneficial Owner	Ownership	of Class
Neuberger Berman California	Common	First Trust Portfolios L.P.	487,196	8.9%(1)
Intermediate Municipal		First Trust Advisors L.P.
Fund Inc.		The Charger Corporation
		120 East Liberty Drive,
		Suite 400
		Wheaton, IL 60187
Neuberger Berman California	Preferred	Bank of America Corporation	1,132	48.0%(2)
Intermediate Municipal		Bank of America Corporate Center
Fund Inc.		100 North Tryon Street
		Charlotte, NC 28255

		Bank of America, N.A.
		101 South Tryon Street
		Charlotte, NC 28255

		Blue Ridge Investments, L.L.C.
		214 North Tryon Street
		Charlotte, NC 28255
		UBS AG	187	7.92%(3)
		Bahnhofstrasse 45
		PO Box CH-8021
		Zurich, Switzerland
Neuberger Berman	Preferred	Bank of America Corporation	3,790	52.8%(2)
Intermediate Municipal		Bank of America Corporate Center
Fund Inc.		100 North Tryon Street
		Charlotte, NC 28255

		Bank of America, N.A.
		101 South Tryon Street
		Charlotte, NC 28255

		Blue Ridge Investments, L.L.C.
		214 North Tryon Street
		Charlotte, NC 28255
		UBS AG	555	7.73%(4)
		Bahnhofstrasse 45
		PO Box CH-8021
		Zurich, Switzerland

			Amount of
		Name and Address of	Beneficial	Percent
Fund	Class	Beneficial Owner	Ownership	of Class
Neuberger Berman New York Intermediate Municipal Fund Inc.	Preferred	Bank of America Corporation Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	1,371	71.0%(2)

		Bank of America, N.A. 101 South Tryon Street Charlotte, NC 28255

		Blue Ridge Investments, L.L.C. 214 North Tryon Street Charlotte, NC 28255

(1)	Based on an amended Schedule 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on January 14, 2011.

(2)	Based on a Schedule 13D filed by Bank of America Corporation, Bank of America, N.A. and Blue Ridge Investments, L.L.C. filed on January 1, 2011.

(3)	Based on Schedule 13G filed by UBS AG on February 10, 2009.

(4)	Based on an amended Schedule 13G filed by UBS AG on January 14, 2011.

     In addition, the Directors and officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of May 27, 2011.

Payment of Solicitation Expenses

     Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of NB Management, affiliates of NB Management or other representatives of the Funds. NB Management serves as each Fund’s investment manager and administrator. In addition, each Fund has engaged Broadridge Financial Solutions, Inc. and Okapi Partners LLC, each a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firms is expected to be about $15,000 plus expenses in connection with the solicitation of proxies. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares of stock, will be borne by the Funds.

Other Matters to Come Before the Meeting

     The Funds do not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote on it in accordance with their best judgment for those shares they are authorized to vote. However, any proposal submitted to a vote at the Meeting by anyone other than the officers or Directors of the Funds may be voted only in person or by written proxy.

Stockholder Proposals

     Each Fund’s By-laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice of the nominations or proposals in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Fund. To be valid, the notice must include all of the information specified in the applicable Fund’s By-laws. Stockholder proposals meeting tests contained in the SEC’s proxy rules may, under certain conditions, be included in a Fund’s proxy material for a particular annual stockholder meeting. Proposals submitted for inclusion in a Fund’s proxy material for the 2012 annual meeting must be received by the Secretary on or before February 10, 2012. The fact that the Funds receive a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     Stockholders who wish to make a proposal that would not be included in a Fund’s proxy materials or to nominate a person or persons as a Director at a Fund’s 2012 annual meeting must ensure that the proposal or nomination is delivered to the Secretary no earlier than January 11, 2012 and no later than February 10, 2012. However, if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty days from the anniversary date of the mailing of this year’s notice for the annual meeting or a special meeting of stockholders is held, notice by the stockholders to be timely must be delivered no earlier than the 120th day prior to the date of such meeting, and no later than the later to occur of (i) the 90th day prior to the date of such meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made by the Fund. The proposal or nomination must be in good order and in compliance with all applicable legal requirements, including the requirements set forth in each Fund’s By-laws. The Chairman of the Meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

     Please advise the Funds, c/o Secretary, 605 Third Avenue, New York, New York 10158, whether other persons are beneficial owners of shares of Fund stock for which proxies are being solicited and, if so, the number of copies of the Proxy Statement to supply copies to the beneficial owners of these shares.

Investment Manager, Sub-Adviser, and Administrator

     NB Management serves as the investment manager and administrator to each Fund. NB Management provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. NB Management is located at 605 Third Avenue, New York, New York 10158-0180. NB Management retains NB LLC, 605 Third Avenue, New York, New York 10158-3698, as sub-adviser with respect to each Fund. Collectively, the investment manager and the sub-adviser are referred to herein as “Neuberger Berman.” As of March 31, 2011, Neuberger Berman affiliates had approximately $199 billion in assets under management.

VOTING INFORMATION

Voting Rights

     Stockholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share of stock is entitled to one vote or fraction thereof.

     The close of business on May 27, 2011, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). On that date, each Fund had the following number of shares of common stock and preferred stock outstanding and entitled to vote:

	Shares of	Shares of
	Common	Preferred
	Stock	Stock
Fund	Outstanding	Outstanding
Neuberger Berman California Intermediate Municipal Fund Inc.	5,508,997	2,360
Neuberger Berman Intermediate Municipal Fund Inc.	18,663,872	7,176
Neuberger Berman New York Intermediate Municipal Fund Inc.	5,046,649	1,930

     Holders of each Fund’s outstanding shares of common and preferred stock will vote together as a single class to elect five Class III Directors. As described herein under the section entitled “Proposal 1: Election of Directors,” holders of the shares of preferred stock of each Fund will vote separately from holders of the shares of common stock to elect one additional Class III Director and one Class II Director. As to any other business that may properly come before the Meeting, holders of each Fund’s shares of common and preferred stock may vote together as a single class or separately, depending on the requirements of the 1940 Act, the Maryland General Corporation Law (“MGCL”) and a Fund’s charter with respect to said item of business. Each full share of a Fund’s common stock or preferred stock is entitled to one vote and each fractional share of a Fund’s common stock or preferred stock is entitled to a proportionate share of one vote.

     If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card. If no instructions are specified on a proxy card, shares will be voted “FOR” the election of each nominee for Director and “FOR,” “ABSTAIN,” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies. Any stockholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement. Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

     The Funds expect that broker-dealer firms holding shares of the Funds’ stock in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the election of Directors. The Funds understand that, under the rules of the NYSE and NYSE Amex, such broker-dealers may grant authority to the proxies designated by the Funds to vote on the election of Directors for the Funds if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their names for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

     In tallying stockholder votes, proxies that reflect abstentions or “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and effectively will be a vote against the election of Directors.

     Pursuant to the rules of the NYSE and NYSE Amex, shares of preferred stock of each Fund with reset features of one year or less may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of those Funds if no instructions are received by the date specified in the broker-dealer’s statement accompanying the proxy materials. These conditions include, among others, that (i) at least 30% of the Fund’s shares of preferred stock outstanding have voted on the proposal, (ii) less than 10% of the Fund’s shares of preferred stock outstanding have voted against such proposal and (iii) for any proposal as to which both the common and preferred stockholders vote as a single class, proportional voting will not be allowed unless common stockholders approve the proposal. If these conditions are met, the broker-dealer firm may vote such uninstructed shares of preferred stock on the proposal in the same proportion as the votes cast by all shares of preferred stock voted on such proposal. A Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of the Fund exists.

     For situations in which advisers have proxy voting discretion, they will vote the Proposals in accordance with their proxy voting policies. Generally, this means that they will follow a third-party proxy voting provider’s recommendation, however, they have the ability to vote contrary to the recommendation in certain circumstances.

     Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of NB Management, affiliates of NB Management or other representatives of the Funds. Proxy solicitations may also be made by Broadridge Financial Solutions, Inc. and Okapi Partners LLC.

Quorum; Adjournment

     A quorum with respect to a Fund is constituted by one-third of the Fund’s shares outstanding and entitled to vote at the Meeting, present in person or by proxy. If a quorum is not present at a Fund’s Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Subject to the rules established by the Chairman of the Meeting, the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy may vote to adjourn, or, if no stockholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as secretary of the Meeting may adjourn the Meeting. In the former case, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any proposal and those proxies they are required to “WITHHOLD” on all nominees in their discretion. If a quorum is present at the Meeting, the Chairman of the Meeting may adjourn the Meeting if sufficient votes to approve a Proposal are not received or for any other purpose. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Each Board also may postpone the Meeting of stockholders prior to the Meeting with notice to the stockholders entitled to vote at or to receive notice of the Meeting.

Vote Required

     The affirmative vote of the holders of a majority of a Fund’s outstanding shares of common stock or preferred stock, voting as a single class, is required to elect five of that Fund’s Class III Directors. The affirmative vote of the holders of a majority of a Fund’s outstanding shares of preferred stock, voting separately from the holders of shares of common stock, is required to elect one additional Class III Director and one Class II Director for that Fund. With respect to other items of business (and the Funds are not currently aware of any other items to be brought before the Meeting), the necessary affirmative vote will depend on the requirements of the 1940 Act, the MGCL and the Fund’s charter with respect to said item of business.

     To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card.

By order of the Boards,

Claudia A. Brandon
Secretary of the Funds

June 9, 2011

EXHIBIT A

Audit Committee Report

Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman High Yield Strategies Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.
Neuberger Berman Real Estate Securities Income Fund Inc.
(collectively, the “Funds”)

     The Audit Committees of the Boards of Directors of the Funds operate pursuant to a Charter, which sets forth the role of the Audit Committee in each Fund’s financial reporting process. Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of each Fund’s Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. Each Fund’s Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for the preparation, presentation and integrity of the Funds’ financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Funds are responsible for planning and carrying out proper audits and reviews.

     The Audit Committees met on December 15, 2010 to review the Funds’ audited financial statements for the fiscal year ended October 31, 2010. In performing this oversight function, the Audit Committees have reviewed and discussed the audited financial statements with the Funds’ management and their independent auditors, Ernst & Young LLP (“E&Y”). The Audit Committees have discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 114 and have received the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning independence. The Audit Committees also have discussed with E&Y its independence.

     The members of the Audit Committees are not employed by the Funds as experts in the fields of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Members of the Audit Committees rely without independent verification on the information provided and the representations made to them by management and E&Y.

A-1

     Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee of each Fund recommended to its Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended October 31, 2010.

     The members of the Audit Committees are listed below. Each has been determined to meet the independence requirements of NYSE Amex.

Martha C. Goss (Vice Chair)
George W. Morriss (Chair)
Cornelius T. Ryan
Edward I. O’Brien
Tom D. Seip
Candace L. Straight

December 15, 2010

A-2

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Neuberger Berman Management LLC 605 Third Avenue, 2nd floor New York, New York 10158-0180 www.nb.com

L0128 06/11

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[Name of Fund]
	1. To elect five Class III Directors to serve until the annual meeting of stockholders in 2014, or until their successors are elected and qualified.	For All	Withhold All	For All Except	*Instruction: To withhold authority to vote for any nominee(s), mark the box “For All Except” and write on the line below the number(s) of the nominee(s) for whom you do not want to vote.
		☐	☐	☐	___________________________________________
(01) Martha C. Goss (02) Robert A. Kavesh (03) Edward I. O’Brien (04) Candace L. Straight (05) Joseph V. Amato

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF COMMON STOCK YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report will be available at www.proxyvote.com.

If you plan to attend the Annual Meeting, please call 1-877-461-1899.

<XXXXX>2

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 29, 2011

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of common stock in the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on June 29, 2011, at 4:00 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares of common stock represented by this proxy will be voted as instructed.  Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how may shares you own. Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.
To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.
To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      ☒
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[Name of Fund]

1.

To elect (a) six Class III Directors to serve until the annual meeting of stockholders in 2014, or until their successors are elected and qualified and (b) one Class II Director to serve until the annual meeting of stockholders in 2013, or until his successor is elected and qualified.
		For All	Withhold All	For All Except	*Instruction: To withhold authority to vote for any nominee(s), mark the box “For All Except” and write on the line below the number(s) of the nominee(s) for whom you do not want to vote.
		☐	☐	☐	___________________________________________
(01) Martha C. Goss (02) Robert A. Kavesh (03) Edward I. O’Brien (04) Candace L. Straight (05) Joseph V. Amato (06) Howard A. Mileaf (07) John Cannon

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF PREFERRED STOCK YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, either owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report will be available at www.proxyvote.com.

If you plan to attend the Annual Meeting, please call 1-877-461-1899.

<XXXXX>2

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 29, 2011

The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of preferred stock in the Fund referred to on the reverse side (the “Fund”) at the Annual Meeting of Stockholders to be held on June 29, 2011, at 4:00 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments or postponements thereof (“Annual Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy is being solicited on behalf of the Fund’s Board of Directors.

The shares of preferred stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Annual Meeting.

Your vote is important no matter how may shares you own.  Please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.